Vroom UACC Transaction Overview October 2021 Exhibit 99.1

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Risks and uncertainties that forward-looking statements involve include, among others, (1) the risk that any cost savings, revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event that could give rise to the right of one or both of the parties to terminate the merger agreement, (4) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the proposed acquisition), (5) the failure of any of the closing conditions in the merger agreement to be satisfied on a timely basis or at all, (6) delays in closing the proposed acquisition, (7) the possibility that the proposed acquisition may be more costly or difficult to complete than anticipated, (8) other factors that may affect future results of the Company and (9) the impact of the ongoing global COVID-19 pandemic on the Company’s business or ability to complete the proposed acquisition. For discussion of these and other risks and uncertainties that may cause actual results to differ from expectations, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, on file with the Securities and Exchange Commission (the “SEC”), including the section entitled “Risk Factors”, and all subsequent filings with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than those risks also could adversely affect the Company’s results, and you should not consider these risks to be a complete set of all potential risks or uncertainties.

TODAY’S PRESENTERS PAUL HENNESSY BOB KRAKOWIAK Chief Executive Officer Chief Financial Officer

UACC IS A PROVEN LEADER IN AUTO FINANCING • Leading non-prime auto finance company with a nationwide network of independent auto dealers(7,300+) founded in 1996 • Extensive application processing, underwriting, securitization, and servicing capabilities • Disciplined credit culture with robust profitability, return on equity (ROE), and stable risk-adjusted yields • Pre-tax earnings of $38 million, originations of ~$350million, and after-tax ROE of 30%+ for the 12-month period ended June 2021 • Seasoned management team to join Vroom post-closing 4

Strategic rationale UACC UNLOCKS THE BENEFIT SO FOUR ASSET-LIGHT CAPTIVE FINANCE STRATEGY accelerates captive financing capabilities Enables significant gppu improvement enhances customer experience to improve conversion Accelerates sales growth Leverages fixed-cost base to improve margins Broadens customer base and expands addressable market 5 anticipated integration milestones 2023 and Beyond Expand integrated financing capabilities beyond non-prime 2H 2022 Extend technology platform to enable ecommerce loan originations Transition to integrated captive financing provider 1H 2022 Integrate corporate functions and commence technology integration Begin loan originations via UACC Q4 2021 - Q1 2022 Closing of the transaction Begin integration asset-light funding strategy vroom will transition UACC to an originate-to-securitize/sell model 0-12 months 12+ months Balance Sheet Treatment Whole loans originated pre-closing to be either sold via a portfolio sale or removed from the balance sheet utilizing a gain on sale securitization transaction to remain in-line with our asset light model Existing securitizations – to remain outstanding until callable Loans originated post-closing – to be funded via existing warehouse lines and sold via forward flow arrangements and off-balance sheet securitizations. Balance Sheet Treatment All future loans to be funded via existing warehouse lines and sold to third-party investors via forward flow arrangements and off-balance sheet securitizations. Note: a portion of UACC's existing loans are expected to be retained on the balance sheet immediately post-close; additionally, per SEC risk retention requirements, a minimal economic interest of all securitizations is required to be retained on-balance sheet over the duration of the security.

uplift to financial model unit sales increases ecommerce unit sales average selling price Reduces ASP through initial acceleration of non-prime sales revenue accelerates total revenue growth gross profit enhances aggregate gross profit and GPPU profitability Leverages fixed cost base

Transaction summary structure Acquisition whereby united auto credit corp. (UACC), and related entities, will become wholly owned by Vroom consideration* $300mm cash consideration expected closing Expected to close late fourth quarter of 2021 or first quarter of 2022, subject to regulatory approvals and customary closing conditions management retention Jim Vagim (CEO), Ravi Gandhi (CFO) and their team will oversee auto finance operations *subject to customary post-closing adjustment

Vroom investment highlights market Massive and ripe for disruption, supports multiple winners value proposition Frictionless ecommerce, data obsessed, national scale business model Scalable, asset-light, and flexible leadership Experienced and culture builders competitive differentiation Difficult to replicate at scale path forward Significant runway for growth and a clear path to profitability acquisition of UACC Enhanced customer experience, accelerated revenue growth and profitability, expended market opportunity

Thank you!